Exhibit 21.1

JDS UNIPHASE CORPORATION

SUBSIDIARIES

(ALL 100% OWNED)

JDS Uniphase Inc.

(Incorporated in Canada)

Uniphase GmbH

(Incorporated in Germany)

Uniphase Telecommunications Products, Inc.

(Incorporated in Delaware)

UFP Fibreoptics Limited

(Incorporated in the United Kingdom)

JDS Uniphase Packaging Ltd.

(Incorporated in the United Kingdom)

Sifam Fibre Optics Ltd.

(Incorporated in the United Kingdom)

Uniphase Laser Enterprise AG

(Incorporated in Switzerland)

Uniphase Australia PTY Limited

(Incorporated in Australia)

Epitaxx, Inc.

(Incorporated in Delaware)

Cronos Integrated Microsystems

(Incorporated in Delaware)

Uniphase Broadband Products, Inc.

(Incorporated in Florida)

JDS Uniphase Holdings, Inc.

(Incorporated in Delaware)

Opto Electronics, Inc.

(Incorporated in Delaware)

Uniphase Opto Holdings, Inc.

(Incorporated in Delaware)

Uniphase Netherlands B.V.

(Incorporated in the Netherlands)

Uniphase International B.V.

(Incorporated in the Netherlands)

Uniphase CV GP1, Inc.

(Incorporated in Delaware)

Uniphase CV GP2, Inc.

(Incorporated in Delaware)

Uniphase International CV

(Incorporated in Netherlands)

JDS U.S. Holdings Inc.

(Incorporated in Delaware)

JDS Lightwave Products Group, Inc.

(Incorporated in Delaware)

Vitrocom, Inc.

(Incorporated in Delaware)

JDS FITEL International, Inc.

(Incorporated in Texas)

Fibercell, Inc.

(Incorporated in Jew Jersey)

JDS FITEL (Barbados) Inc.

(Incorporated in Barbados)

JDS Uniphase GmbH

(Incorporated in Germany)

JDS Uniphase Photonics Beteilgungs GmbH

(Incorporated in Germany)

JDS Uniphase Photonics GmbH & Co. KG

(Incorporated in Germany)

JDS Uniphase Photonics CV Ltd. Ptp.

(Incorporated in Netherlands)

AFC Technologies Inc.

(Incorporated in Canada)

Oprel Technologies Inc.

(Incorporated in Canada)

JDS Uniphase Photonics Inc.

(Incorporated in Canada)

VitroCom (Canada) Inc.

(Incorporated in Canada)

Fujian Casix Lasers, Inc.

(Incorporated in Peoples Republic of China

Optical Coating Laboratory, Inc.

(Incorporated in Delaware)

Opkor, Inc

(Incorporated in New York)

Flex Products

(Incorporated in Delaware)

Flex Co., Ltd.

(Incorporated in Peoples Republic of China)

OCLI Asia KK

(Incorporated in Japan)

OCLI Optical Coating Laboratory GmbH

(Incorporated in Germany)

Optical Coating Laboratory, E.U.R.L., France

(Incorporated in France)

OCLI Optical Coating Laboratory Ltd.

(Incorporated in the United Kingdom)

OCLI International Service Corporation

(Incorporated in California)

E-TEK Dynamics, Inc.

(Incorporated in Delaware)

FibX Corporation

(Incorporated in Taiwan)

E-TEK Dynamics USA, Inc.

(Incorporated in California)

E-TEK Dynamics Group, Inc.

(Incorporated in Delaware)

E-TEK Foreign Sales Corporation

(Incorporated in Barbados)

Lundy Technology Co.

(Incorporated in Canada)

E-TEK ElectroPhotonics Solutions Corporation

(Incorporated in Canada)

SMC Kaifa (Holdings) Ltd

(Incorporated in the British Virgin Islands)

U.S.A. Kaifa Technology, Inc.

(Incorporated in California)

FibX Shunde

(Incorporated in Peoples Republic of China)

FibX, Inc

(Incorporated in Delaware)

FibX Shenzen

(Incorporated in Peoples Republic of China)